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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   September 13, 1995




                         WISCONSIN ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)



                                    1-9057
                           (Commission file number)

            Wisconsin                                    39-1391525
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


231 West Michigan Street, P.O. Box 2949, Milwaukee, Wisconsin      53201
          (Address of principal executive offices)               (Zip Code)


                                (414) 221-2345
             (Registrant's telephone number, including area code)





                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)






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                                                                      FORM 8-K

                         WISCONSIN ENERGY CORPORATION
                         ----------------------------


ITEM 5.  OTHER EVENTS

MERGER WITH NORTHERN STATES POWER COMPANY

On September 13, 1995, the stockholders of Wisconsin Energy Corporation (WEC) and Northern States Power Company (NSP) voted, in their respective stockholder meetings, to approve the proposed merger between the two companies and their subsidiaries. A copy of WEC's press release issued following the special meeting of WEC's stockholders is filed as an exhibit to this report and is incorporated herein by reference.

As previously reported in WEC's Current Report on Form 8-K dated April 28, 1995 and filed on May 3, 1995, and Quarterly Reports on Forms 10-Q for the quarters ended March 31, 1995 and June 30, 1995, respectively, the merger agreement entered into by NSP and WEC provides for a strategic business combination in a "merger-of-equals" transaction. WEC anticipates consummation of the merger transaction by the end of 1996, after completion of the regulatory approval process.

At the special meeting of WEC stockholders held on September 13, 1995, the common stockholders approved several items related to the merger with NSP. WEC stockholders of record at the close of business on July 27, 1995 (109,936,834 common shares) were entitled to vote at the special meeting. A brief description of each item voted upon, the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each matter are listed below:

Item 1: Proposal to approve the Amended and Restated Agreement and Plan of Merger, dated as of April 28, 1995, as amended and restated as of July 26, 1995, by and among WEC, NSP, WEC Sub Corp. and Northern Power Wisconsin Corp. (the "Merger Agreement"), and the transactions contemplated thereby, including the issuance of shares of WEC (to be renamed Primergy Corporation) common stock pursuant to terms of the Merger Agreement. (Vote required on this proposal: The majority of the votes entitled to be cast by the holders of WEC common stock represented at the meeting and entitled to vote thereon (provided that the total vote cast represents over 50% of all the shares of WEC common stock entitled to vote thereon).)

                                No. of        No. of
                             Shares Voted  Shares Voted    No. of
                                  FOR        AGAINST       Shares     BROKER
                             the Proposal  the Proposal  ABSTAINING  NON-VOTES
- ------------------------------------------------------------------------------
Common Stock                  78,100,961    1,478,468      689,554        0



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Item 2:  Proposal to approve the amendment to and restatement of WEC's
Restated Articles of Incorporation so as to change the name of WEC to Primergy Corporation. (Vote required on this proposal: The majority of the votes entitled to be cast at the meeting by the holders of the outstanding shares of WEC common stock entitled to vote thereon.)

                                No. of        No. of
                             Shares Voted  Shares Voted    No. of
                                  FOR        AGAINST       Shares     BROKER
                             the Proposal  the Proposal  ABSTAINING  NON-VOTES
- ------------------------------------------------------------------------------
Common Stock                  76,475,053    2,955,557     826,373         0

Item 3: Proposal to approve the amendment to and restatement of WEC's Restated Articles of Incorporation so as to increase the amount of authorized common stock of WEC from 325,000,000 to 750,000,000 shares, thereby increasing WEC's authorized capitalization from 340,000,000 shares to 765,000,000 shares. (Vote required on this proposal: The majority of the votes entitled to be cast at the meeting by the holders of the outstanding shares of WEC common stock entitled to vote thereon.)

                                No. of        No. of
                             Shares Voted  Shares Voted    No. of
                                  FOR        AGAINST       Shares     BROKER
                             the Proposal  the Proposal  ABSTAINING  NON-VOTES
- ------------------------------------------------------------------------------
Common Stock                  69,652,129    9,503,207     1,100,748       0

Item 4: Proposal to approve the Primergy Stock Incentive Plan. (Vote required on this proposal: The majority of the votes entitled to be cast by the holders of the WEC common stock represented at the meeting and entitled to vote thereon (provided that the total vote cast represents over 50% of all the shares of WEC common stock entitled to vote thereon).)

                                No. of        No. of
                             Shares Voted  Shares Voted    No. of
                                  FOR        AGAINST       Shares     BROKER
                             the Proposal  the Proposal  ABSTAINING  NON-VOTES
- ------------------------------------------------------------------------------
Common Stock                  70,515,586     7,593,994    2,147,403       0

Item 5: Proposal to approve the Primergy Management Incentive Compensation Plan. (Vote required on this proposal: The majority of the votes entitled to be cast by the holders of the WEC common stock represented at the meeting and entitled to vote thereon.)
                                No. of        No. of
                             Shares Voted  Shares Voted    No. of
                                  FOR        AGAINST       Shares     BROKER
                             the Proposal  the Proposal  ABSTAINING  NON-VOTES
- ------------------------------------------------------------------------------
Common Stock                  69,222,826    8,321,001     2,713,157       0








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS.   The following exhibit is filed herewith:

      (20)-1 Press Release, dated September 13, 1995, of Wisconsin Energy Corporation.





















































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                                                                      FORM 8-K


WISCONSIN ENERGY CORPORATION
- -----------------------------------------

SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    WISCONSIN ENERGY CORPORATION
- ------------------------------------
            (Registrant)


/s/ J. G. Remmel
- ------------------------------------
Date:  September 25, 1995             J. G. Remmel, Vice President, Treasurer
                                      and Chief Financial Officer



































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WISCONSIN ENERGY CORPORATION
____________________________

EXHIBIT INDEX


Current Report on Form 8-K
Report Dated September 13, 1995


      Exhibit
      Number
      -------

      (20)-1 Press Release, dated September 13, 1995, of Wisconsin Energy Corporation.











































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